SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                             SIEBERT FINANCIAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Reqistrant)

Payment of Filing Fee (Check Appropriate Box):
[x]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Dated Filed:

                             SIEBERT FINANCIAL CORP.
                          885 THIRD AVENUE, SUITE 1720
                            NEW YORK, NEW YORK 10022
                                 (212) 644-2400

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 1999

Dear Shareholders:

     We will hold the 1999 Annual Meeting of Shareholders of Siebert Financial Corp., a New York corporation (the "Company"), at The Four Seasons Hotel, 57 East 57th Street, New York, New York, on Tuesday, December 21, 1999 at 10:00 a.m., local time. The meeting's purpose is to:

1.   Elect five directors;

2. Ratify and approve the selection of Richard A. Eisner & Company, LLP as independent auditors for 1999; and

3. Consider any other matters that are properly presented at the Annual Meeting and any adjournment.

     You may vote at the Annual Meeting if you were one of our shareholders at the close of business on Monday, November 15, 1999.

     Along with the attached Proxy Statement, we are also enclosing a copy of our 1998 Annual Report to Shareholders, which includes our financial statements.

     To assure your representation at the meeting, please vote, sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States, for that purpose. Your proxy is being solicited by the Board of Directors.

                                       PLEASE VOTE - YOUR VOTE IS IMPORTANT



                                                     Daniel Iesu
                                                     Secretary

November 22, 1999

                             SIEBERT FINANCIAL CORP.
                          885 THIRD AVENUE, SUITE 1720
                            NEW YORK, NEW YORK 10022
                                 (212) 644-2400

                 PROXY STATEMENT FOR THE 1999 ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 21, 1999


                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting: December 21, 1999                         The Four Seasons Hotel
                10:00 a.m., local time.                   57 East 57th Street
                                                          New York, New York

Record Date:   Close of business on Monday,  November  15,  1999.  If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote.  On the record date,  we had  22,883,005
               shares  of  our  common  stock  outstanding.   Of  those  shares,
               19,878,700 shares were beneficially owned or controlled by Muriel
               Siebert, our Chair and President and one of our directors.

Agenda:        1.   Elect five directors.

               2. Ratify the selection of Richard A. Eisner & Company, LLP as our independent auditors for 1999.

               3.   Any other proper business.

Vote Required: Proposal 1:    The five  nominees  for  director  who receive the
                              most votes will be elected. If you do not vote for a nominee, or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count either for or against the nominee.

               Proposal 2:    The  affirmative  vote of a majority  of the votes
                              cast at the meeting, whether in person or by proxy, is required to ratify the selection of the auditors.

Broker
Non-votes:     If your broker does not vote on any of the two proposals, it will have no effect on the votes with respect to any of the two proposals.

Proxies: Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of resolicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "FOR" the ratification of the appointment of the auditors, and "FOR" the Board's nominees for director.

               If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

Proxies
Solicited by: The Board of Directors

Revoking Your
Proxy:         You may  revoke  your  proxy  before it is voted at the  meeting.
               Proxies may be revoked if you either:

               o deliver a signed, written revocation letter, dated later than the proxy, to Daniel Iesu, Secretary, at Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022;

               o deliver a signed proxy, dated later than the first one, to Mr. Iesu at the address above; or

               o attend the Annual Meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

Cost of
Solicitation:  We will pay all costs of soliciting  these proxies,  estimated at
               $3,500 in the aggregate. Although we are mailing these proxy materials, our directors, officers and employees may also solicit proxies by telephone, facsimile, mail or personal contact. These persons will receive no additional compensation for their services, but we may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of our shares of common stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses. American Stock Transfer & Trust Company, our transfer agent, is assisting us in the solicitation of proxies for the meeting for no additional fee.

Your Comments: Your comments about any aspects of our business are welcome.  You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive
Compensation:

                    The following table shows salaries and bonuses paid during the last three years for our Chief Executive Officer and for our executive officers whose total annual salary and bonus exceeded $100,000.

                                            Summary Compensation Table


                                           Summary Compensation Table

                                                                                            Long-Term
                                           Annual Compensation                            Compensation
                                   ----------------------------------------------------------------------
                                                                                           Securities
                                                                                           Underlying
                                                                        Other Annual          Stock
Name and Principal Position         Year      Salary        Bonus       Compensation         Options
---------------------------------------------------------------------------------------------------------

Muriel F.  Siebert                  1998      $150,000         -             -                 -
Chair and President                 1997       150,000         -             -                 -
                                    1996       150,000     $2,975,000        -                 -

Nicholas P.  Dermigny               1998       185,000        175,000        -                40,000
Executive Vice President and        1997       125,000        187,500        -               200,000
 Chief Operating Officer            1996       125,000        205,000        -                 -

Daniel Iesu                         1998        70,000         65,000        -                 8,000
Secretary                           1997        50,000         65,000        -                60,000
                                    1996        50,000         53,250        -                 -


Stock Options: Our 1997 Stock Option Plan was adopted by the Board in March 1997 and approved by our shareholders on December 1, 1997. The Plan permits the issuance of either options intended to qualify as incentive stock options, or ISOs, under Section 422 of the Internal Revenue Code of 1986, or options not intended to so qualify. The aggregate fair market value of our common stock for which a participant is granted ISOs that first become exercisable during any given calendar year will be limited to $100,000. To the extent this limitation is exceeded, an option will be treated as a nonqualified stock option.

               The Plan provides for the grant of options to purchase up to 2,100,000 shares of our common stock to our employees and the employees of our subsidiaries. The Plan is administered by a committee of the Board, consisting of Patricia L. Francy and Jane
               H. Macon, which selects persons to receive awards under the Plan, determines the amount of each award and the terms and conditions governing the award, interprets the Plan and any awards granted thereunder, establishes rules and regulations for the administration of the Plan and takes any other action necessary or desirable for the administration of the Plan. The Plan may be amended by the Board as it deems advisable. No amendment will become effective, however, unless approved by the affirmative vote of our shareholders if shareholder approval is necessary for the continued validity of the Plan or if the failure to obtain shareholder approval would adversely affect the compliance of the Plan under any rule or regulation applicable to it. No amendment may, without the consent of a participant, impair a participant's rights under any option previously granted under the Plan.

               The price for which shares of our common stock may be purchased upon the exercise of an option will be the fair market value of the shares on the date of the grant of such option. An ISO granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, however, shall have a purchase price for the underlying shares equal to 110% of the fair market value of our common stock on the date of grant. An option generally may be granted for a term not to exceed ten years from the date the option is granted. All options will be exercisable in accordance with the terms and conditions set forth in the option agreement evidencing the grant of each option. Except under limited circumstances involving termination of employment due to retirement or death or disability, a participant may not exercise any option granted under the Plan within the first year after the date of the grant of the option.

               Full payment of the purchase price for shares of our common stock purchased upon the exercise, in whole or in part, of an option must be made at the time of the exercise. The Plan provides that the purchase price may be paid in cash or in shares of our common stock valued at their fair market value on the date of purchase. Alternatively, an option may be exercised in whole or in part by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to us the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes.

               During the year ended December 31, 1998, we granted options to purchase: (1) 40,000 shares of our common stock to our Executive Vice President and Chief Operating Officer at an exercise price of $2.6875 per share, (2) 8,000 shares of our common stock to our Secretary at an exercise price of $2.6875 per share, and (3) 10,000 shares of our common stock to our Chief Financial Officer at an exercise price of $6.6250. These options are exercisable at a rate of 20% on the first, second, third, fourth and fifth anniversaries of the date of grant and expire after the tenth anniversary of the date of grant.

               The following table sets forth certain summary information concerning individual grants of stock options made during the year ended December 31, 1998 to each of the officers named in the Summary Compensation Table.



                                  Option Grants in Last Fiscal Year


                                                                                             Potential
                                                                                         Realizable Value
                                                                                            at Assumed
                           Number of     % of Total                                      Annual Rates of
                            Shares         Options       Exercise                          Stock Price
                          Underlying     Granted to       or Base      Expiration        Appreciation for
                            Options     Employees in     Price Per        Date             Option Term
Name                        Granted         1998           Share                         10%           5%
------------------------ -------------- -------------- -------------- -------------- ------------ --------------
Muriel F.  Siebert             -              -              -             -                -             -

Nicholas P.  Dermigny       40,000          31.7%         $2.6875        1/9/08        $67,606       $171,327

Daniel Iesu                  8,000          6.3%          $2.6875        1/9/08        $13,521        $34,264

-----------------

(1) These amounts represent assumed rates of appreciation in the price of our common stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of our common stock and overall stock market conditions.


               The following table sets forth at December 31, 1998 the number of options and the value of unexercised options held by each of the officers named in the Summary Compensation Table. None of the individuals named in the table exercised options during 1998 to purchase shares of our common stock.


               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year End Option Values

                                     Number of Unexercised Options   Value of Unexercised In-the-Money
                                                at Year                    Options at Fiscal Year End
                                                  End                               (1)
                                     ------------------------------- -----------------------------------
               Name                   Exercisable    Unexercisable    Exercisable    Unexercisable
   -------------------------        -------------- ---------------- --------------  ---------------
   Muriel F.  Siebert                      -               -               -               -
   Nicholas P.  Dermigny                 40,000         200,000        $282,500        $1,397,500
   Daniel Iesu                           12,000         56,000          $84,750         $392,500

    -----------------------

(1) The dollar values have been calculated by determining the difference between the closing price of our common stock at December 31, 1998, $9.375 per share, and the exercise prices of the options.


Restricted
Stock
Award Plan:    Our 1998  Restricted  Stock Award Plan provides for awards to key employees  of not more than  60,000  shares of our common  stock, subject to  adjustments  for stock  splits,  stock  dividends and
               other  changes  in  our  capitalization,   to  be  issued  either
               immediately  after the award or at a future date.  As of December
               31, 1998,  38,000 shares of our common stock under the Restricted
               Stock Award Plan had been awarded and were outstanding. As provided in the plan and subject to restrictions, shares awarded may not be disposed of by the recipients for a period of one year from the date of the award. Cash dividends on shares awarded are held by us for the benefit of the recipients, subject to the same restrictions as the award. These dividends (without interest) are paid to the recipients upon lapse of the restrictions.

               The following table sets forth at December 31, 1998 the number of shares awarded under the Restricted Stock Award Plan to each of the officers named in the Summary Compensation Table.

                       Long-Term Incentive Plans B Awards
                              In Last Fiscal Year

                              Number of Shares, Units     Performance or Other
                                       or                     Period Until
                                     Other                   Maturation
Name                                 Rights                   or Payout
----                                 ------                   ---------

Muriel F.  Siebert                     -                         -

Nicholas P.  Dermigny                 400                     1 year

Daniel Iesu                           400                     1 year

Employment
Agreement:     We entered into an Employment Agreement dated as of April 9, 1999 with Daniel  Jacobson to serve as our Vice  Chairman,  an officer position,  beginning May 3, 1999.  The agreement  provides for an annual  base  salary  of  $185,000  plus such  bonuses  as may be authorized  from  time to time by our  Board  of  Directors.  The
               agreement  has  an  initial  three  year  term,   with  automatic
               extensions of one year unless terminated. If we terminate the agreement other than for cause or the permanent disability or death of Mr. Jacobson, he will be entitled to continue to receive his base salary for a period of (1) three years if the termination occurs during the first two years of the agreement,
               (2) two years if the termination occurs during years three or four of the agreement (3) and one year if the termination occurs thereafter. If we terminate the agreement due to the permanent disability of Mr. Jacobson, he will be entitled to continue to receive his base salary for a period of one year. In accordance with the agreement, we also granted an option to purchase 20,000 shares of our common stock to Mr. Jacobson at an exercise price of $32.50 per share.

Director
Compensation:  Our non-employee directors receive an annual cash fee of $10,000.
               In addition, in 1997, we granted to each of our non-employee directors an option to purchase 40,000 shares of our common stock at $2.3125 per share. We do not compensate our employees or employees of our subsidiaries who serve as directors.

Certain Relationships
And Related
Transactions:

               As a registered broker-dealer, our subsidiary is subject to the Uniform Net Capital Rule (Rule 15c3-1) under the Securities Exchange Act of 1934. "Net capital" is defined as net worth
               (assets minus liabilities), plus qualifying subordinated borrowings, less certain deductions. Ms. Siebert loaned us

               $3 million pursuant to subordinated notes bearing interest at rates ranging from 4% to 8%. These notes were repaid in September 1999.

               In 1998, we loaned an aggregate of $4 million to Siebert, Bradford, Shank & Co., L.L.C., or "SBS", pursuant to Temporary Subordinated Loan Agreements entered into under the rules of the NASD. These loans were subsequently repaid. We hold 49% of the equity interest of SBS.

               The foregoing relationship and transactions have been approved by the Board or a committee of the Board or by the shareholders and, to the extent that these arrangements are available from non-affiliated parties, are on terms no less favorable to us than those available from non-affiliated parties.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Management
Ownership:     The following  table lists share ownership of our common stock as
               of  November  1,  1999.  The  information   includes   beneficial
               ownership by each of our directors and executive officers, by all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock.
               To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Any information in the table on beneficial owners known by management to hold at least 5% of our common stock is based on information furnished to us by such persons or groups and statements filed with the SEC.



                                                            SHARES OF                 PERCENT OF
NAME OF BENEFICIAL OWNER(1)                               COMMON STOCK                 CLASS(2)
-------------------------------------------------  ----------------------------  ----------------------
Muriel F. Siebert                                            19,878,700                  86.9%

Mitchell M. Cohen                                                 2,000(3)                 0

Nicholas P. Dermigny                                             40,000(4)                 *

Daniel Iesu                                                           0                    *

Daniel Jacobson                                                       0                    *

Patricia L. Francy                                               20,000(5)                 *

Jane H. Macon                                                    20,000(5)                 *

Directors and executive officers as a group                  19,960,700(6)               86.9%
(seven persons)

* Less than 1%

--------------------
(1) The address for each person named in the table is c/o Siebert Financial Corp., 885 Third Avenue, New York, New York 10022.


(2) Percentages are computed in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(3) Consists of 2,000 shares of our common stock that Mr. Cohen has the right to acquire pursuant to a stock option grant within 60 days of the date of this table.

(4) Consists of 40,000 shares of our common stock that Mr. Dermigny has the right to acquire pursuant to a stock option grant within 60 days of the date of this table.

(5) Consists of 20,000 shares of our common stock that the director has the right to acquire pursuant to a stock option grant within 60 days of the date of this table.

(6) Includes options to purchase an aggregate of 82,000 shares of our common stock described above.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

Generally:     Our  Board has  nominated  five  directors  for  election  at the meeting. Each nominee currently is serving as one of our directors. If you re-elect them, they will hold office until the next annual meeting or until their successors have been elected.


NOMINEES:      MURIEL F. SIEBERT        Muriel Siebert has been Chair, President
               Age 67                   and a director of Muriel  Siebert & Co.,
                                        Inc.   since   1967   and  the   Siebert
                                        Financial Corp.  since November 8, 1996.
                                        The first  woman  member of the New York
                                        Stock Exchange on December 28, 1967, Ms.
                                        Siebert  served  as   Superintendent  of
                                        Banks of the State of New York from 1977
                                        to 1982.  She is a  director  of the New
                                        York   State   Business   Council,   the
                                        Commission of Judicial Nomination and the Boy Scouts of Greater New York.

               NICHOLAS P. DERMIGNY     Nicholas Dermigny has been our Executive
               Age 41                   Vice   President  and  Chief   Operating
                                        Officer since joining us in 1989.  Prior
                                        to  1993,  he was  responsible  for  our
                                        retail discount  division.  Mr. Dermigny
                                        became  an  officer   and   director  on
                                        November 8, 1996.

               PATRICIA L. FRANCY       Patricia   Francy   is   Treasurer   and
               Age 54                   Controller of Columbia  University.  She
                                        previously  served  as the  University's
                                        Director  of  Finance  and  Director  of
                                        Budget    Operations    and   has   been
                                        associated  with  the  University  since
                                        1969. Ms. Francy became a director on March 11, 1997.

               JANE H. MACON            Jane  Macon  is a  partner  with the law
               Age 53                   firm of Fulbright & Jaworski L.L.P., San
                                        Antonio,  Texas.  Fulbright  &  Jaworski
                                        L.L.P.  provides  legal  services to us.
                                        Ms. Macon has been associated with us since 1983. Ms. Macon became a director on November 8, 1996.

               DANIEL JACOBSON          Daniel   Jacobson   has  been  our  Vice
               Age 71                   Chairman   since  May  1999.   Prior  to
                                        joining us, Mr. Jacobson was a partner at Richard A. Eisner & Company, LLP, our independent auditors. Mr. Jacobson is also a director of Barnwell Industries, Inc. Mr. Jacobson became an officer and a director on May 3, 1999.

Board Meetings: In 1998, the Board held eleven meetings and acted once by unanimous written consent. Each incumbent director attended at least 75% of his or her Board meetings and all of his or her committee meetings.

Board
Committees:    The Board has standing Audit and  Compensation  Committees,  each currently consisting of Ms. Macon and Ms. Francy.

               The duties of the Audit Committee include:

               o review with the independent public accountants of the scope of their audit, the audited consolidated financial statements, and any internal control comments contained in the independent public accountants' management letter, including corrective action taken by management;

               o    review of our interim unaudited financial reports;

               o review with the independent public accountants of the adequacy of our internal accounting control systems; and

               o review and approval of management's recommendation for the appointment of outside independent public accountants.

               The  Audit Committee held one meeting during 1998.

               The duties of the Compensation Committee include:

               o    the  development,   administration  and  monitoring  of  our
                    executive compensation policies and the recommendation to the Board of those policies; and

               o the annual review of the salaries of our executive officers, including our Chief Executive Officer. When setting the salary of the executive officers for 1999, the Compensation Committee considered the compensation for such persons in previous years.

               The Compensation Committee held one meeting during 1998.

Indemnification of
Officers and
Directors:     We indemnify our  executive  officers and directors to the extent permitted by  applicable  law against  liabilities  incurred as a result of their service to us and against liabilities incurred as a result of their service as directors of other corporations when serving  at  our  request.  We  have  a  directors  and  officers
               liability  insurance  policy,   underwritten  by  Executive  Risk
               Indemnity, Inc., in the aggregate amount of $10.0 million. The policy term is from November 8, 1998 to November 8, 2000. As to reimbursements by the insurer of our indemnification expenses, the policy has a $150,000 deductible; there is no deductible for covered liabilities of individual directors and officers. In addition, we have an excess directors and officers liability insurance policy, underwritten by the Gulf Insurance Company, in the amount of $5 million.

Vote Required: The five nominees for director who receive the most votes will be elected. The enclosed proxy allows you to vote for the election of all of the nominees listed, to "withhold authority to vote" for one or more of the nominees or to "withhold authority to vote" for all of the nominees.

               If you do not vote for a nominee, or you indicate "withhold authority to vote" for any nominee, on your proxy card, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the three proposals, it will have no effect on the election.

               The persons named in the enclosed proxy intend to vote "FOR" the election of all of the nominees. Each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise your proxy will vote in accordance with his or her best judgment.

              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION
                      OF EACH OF THE NOMINEES FOR DIRECTOR.

                                   PROPOSAL 2:
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Generally:     We are asking you to ratify the Board's  selection  of Richard A.
               Eisner  &  Company,  LLP  as  our  independent  certified  public
               accountants  for  1999.  The  Audit  Committee   recommended  the
               selection  of  Richard  A.  Eisner &  Company,  LLP to the Board.
               Although the selection of auditors does not require ratification, we are submitting this proposal to you because the Board believes that  this  matter is of such  significance  as to  warrant  your participation.  If you do not ratify the appointment,  the Board,
               after  review  by  the  Audit   Committee,   will   consider  the
               appointment of other independent certified public accountants.

               A representative of Richard A. Eisner & Company, LLP will attend the meeting to answer your questions.

Vote Required: The  affirmative  vote of a  majority  of the  votes  cast at the meeting, whether in person or by proxy, is required to ratify the selection of the auditors.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP AS OUR AUDITORS FOR 1999.

                SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

If you wish to submit proposals to be presented at the 2000 Annual Meeting of our shareholders, the proposals must be received by us no later than January 31, 2000 for them to be included in our proxy materials for that meeting.


                                  OTHER MATTERS

The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their own judgment.

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DANIEL IESU, SECRETARY, SIEBERT FINANCIAL CORP., 885 THIRD AVENUE, SUITE 1720, NEW YORK, NEW YORK 10022 OR CALLING 800-872-0711.

                                          By Order of the Board of Directors


                                          Daniel Iesu
                                          Secretary

Dated: November 22, 1999


                   PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
             PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

                             SIEBERT FINANCIAL CORP.

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 21, 1999



     The undersigned hereby appoint Daniel Iesu and Mitchell M. Cohen, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held at The Four Seasons Hotel, 57 East 57th Street, New York, New York on Tuesday, December 21, 1999 at 10:00 A.M., local time, and at any adjournments thereof.

     Unless otherwise specified in the spaces provided, the undersigned's vote will be cast FOR items (1) and (2).


          (Continued, and to be signed and dated, on the reverse side)

1.       THE ELECTION OF DIRECTORS:
         FOR ALL NOMINEES LISTED BELOW
         [ ] (except as marked to the contrary below)

         WITHHOLD AUTHORITY
         [ ] (to vote for all nominees listed below)

NOMINEES: Muriel F. Siebert,  Nicholas P. Dermigny,  Patricia L. Francy, Jane H.
          Macon and Daniel Jacobson

(INSTRUCTION:  To withhold authority to vote for any individual  nominee,  write that nominee's name on the space provided below).

2. Ratification of selection of Richard A. Eisner & Company, LLP as independent accountants:
         FOR [ ]    AGAINST [ ]     ABSTAIN [ ]

3. In their discretion on any other business which may properly come before the meeting or any adjournments thereof.

                                           Please sign exactly as your
                                           name or names appear above.
                                           When  signing as  attorney,
                                           executor,    administrator,
                                           trustee or guardian, please
                                           give  your  full  title  as
                                           such.


                                           -----------------------------
                                           (Signature of Stockholder)


                                           -----------------------------
                                           (Signature of Joint Owner,
                                           if any)

                                           Date _________________, 1999


Votes MUST be indicated (x) in Black or Blue Ink.
Please Sign and Return Promptly in Enclosed Envelope. No Postage is Required.